UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to the original Form 8-K filed on August 24, 2010 is made to reflect the referenced press releases under Item 8.01 rather than Item 2.02.

Item 8.01  Other Events

On May 4, 2010, Golden Minerals Company issued a press release reporting its first quarter 2010 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 5, 2010, Golden Minerals Company issued a press release reporting its second quarter 2010 financial results.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Golden Minerals Company, dated May 4, 2010, reporting financial results for the first quarter 2010.
99.2	Press release of Golden Minerals Company, dated August 5, 2010, reporting financial results for the second quarter 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2011

Golden Minerals Company

	By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Golden Minerals Company, dated May 4, 2010, reporting financial results for the first quarter 2010.
99.2	Press release of Golden Minerals Company, dated August 5, 2010, reporting financial results for the second quarter 2010.